Exhibit 1

JOINT FILING AGREEMENT

         The undersigned parties hereby agree that this Statement on Schedule 13G filed herewith, and any amendments thereto filed hereafter by any of the undersigned parties, relating to the Class A ordinary shares, no par value per share, of Pagaya Technologies Ltd., is being (and will be, in the case of amendments hereto) filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Dated: February 14, 2023

VIOLA VENTURES IV (A) L.P.

 By: Viola Ventures 4 L.P., its General Partner

        By: Viola Ventures 4 Ltd., its General Partner

By: /s/ Avi Zeevi
Name: Avi Zeevi

By: /s/ Yitzhak Avidor
Name: Yitzhak Avidor

VIOLA VENTURES IV (B) L.P.

By: Viola Ventures 4 L.P., its General Partner

        By: Viola Ventures 4 Ltd., its General Partner

By: /s/ Avi Zeevi
Name: Avi Zeevi

By: /s/ Yitzhak Avidor
Name: Yitzhak Avidor

VIOLA VENTURES IV PRINCIPALS FUND L.P.

By: Viola Ventures 4 L.P., its General Partner

        By: Viola Ventures 4 Ltd., its General Partner

By: /s/ Avi Zeevi
Name: Avi Zeevi

By: /s/ Yitzhak Avidor
Name: Yitzhak Avidor

VIOLA VENTURES IV CEO PROGRAM L.P.

By: Viola Ventures 4 L.P., its General Partner

        By: Viola Ventures 4 Ltd., its General Partner

By: /s/ Avi Zeevi
Name: Avi Zeevi

By: /s/ Yitzhak Avidor
Name: Yitzhak Avidor

VIOLA 4 P, LIMITED PARTNERSHIP

By: Viola Ventures 4 L.P., its General Partner

        By: Viola Ventures 4 Ltd., its General Partner

By: /s/ Avi Zeevi
Name: Avi Zeevi

By: /s/ Yitzhak Avidor
Name: Yitzhak Avidor

VIOLA VENTURES 4 L.P.

By: Viola Ventures 4 Ltd., its General Partner

By: /s/ Avi Zeevi
Name: Avi Zeevi

By: /s/ Yitzhak Avidor
Name: Yitzhak Avidor

VIOLA VENTURES 4 LTD.

By: /s/ Avi Zeevi
Name: Avi Zeevi

By: /s/ Yitzhak Avidor
Name: Yitzhak Avidor

VIOLA VENTURES V.C. MANAGEMENT 4 LTD.

By: /s/ Avi Zeevi
Name: Avi Zeevi

By: /s/ Yitzhak Avidor
Name: Yitzhak Avidor

/s/ Shlomo Dovrat
SHLOMO DOVRAT

/s/ Harel Beit-On
HAREL BEIT-ON

/s/ Avi Zeevi
AVI ZEEVI